UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2023

Veritas Farms, Inc.
(Exact name of registrant as specified in charter)

Nevada	333-210190	90-1254190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 E. Las Olas Boulevard, Suite 1400 Fort Lauderdale, FL	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 691-4367

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report on Form 8-K, and unless otherwise indicated, the terms “the Company,” “Veritas,” “Veritas Farms,” “we,” “us” and “our” refer to Veritas Farms, Inc. and its subsidiary.

Item 1.01 Entry into a Material Definitive Agreement.

Asset Transfer Agreement

On August 25, 2023, the Company acquired substantially all of the assets and business (the “Acquired Assets”) of Asystem Inc. (“Asystem”), a Delaware corporation. The Acquired Assets include all of Aystem’s rights in its science-forward supplement brand. The Acquired Assets were acquired by the Company under an Asset Transfer Agreement, dated August 25, 2023, between the Company, Asystem, Oliver Walsh (“Mr. Walsh”),, and Henry Simonds (“Mr. Simonds”) (the “Asset Transfer Agreement”). Pursuant to the Asset Transfer Agreement, Veritas acquired all of Asystem’s customer lists, customers, name, trademarks, internet domains and other things necessary to carry on the business of Asystem.

The consideration for the Acquired Assets consisted of the issuance of 103,570,600 shares of Veritas common stock, which were distributed to Asystem shareholders, and the assumption of certain liabilities of Asystem. The assumed liabilities included the assumption by the Company of notes payable by Asystem with an aggregate outstanding balance of $250,000 that are payable to the Cornelis F. Wit Revocable Living Trust, of which Cornelis F. Wit is the sole trustee (“Wit Trust”). The notes carry an interest rate of ten percent (10%) per annum and have a maturity date of April 1, 2024.

The Asset Transfer Agreement also contained customary representations, warranties, indemnities, and covenants.

In connection with the above-described transaction, Veritas also entered into a consulting agreement, dated August 25, 2023, with Mr. Walsh the Chairman of Asystem (the “Walsh Consulting Agreement”). The Walsh Consulting Agreement is for an initial term of one year commencing on August 25, 2023. Under the agreement, Mr. Walsh received an award of 11,950,454 shares of restricted stock pursuant to the terms and conditions of the Veritas Farms, Inc. 2023 Equity Incentive Plan and subject to the further terms, conditions and restrictions contained in a separate agreement, titled “2023 Equity Incentive Plan Restricted Stock Award Agreement”. The restrictions will lapse ratably over one year on the subsequent anniversary of the issuance date subject to continuous service to the Company.

The description in this report of the Asset Transfer Agreement and the Walsh Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, which are incorporated by reference herein.

Changes in Management

Appointment of New Directors and Executive Officers

On August 25, 2023, Mr. Simonds was elected and appointed to the board of directors of the Company. In addition, Marisa Cifre (“Mrs. Cifre”) was appointed as Chief Revenue Officer of the Company and Thomas J. Krogh (“Mr. Krogh”) was appointed as Chief Operating Officer of the Company.

The following is a brief description of the background and business experience of Mr. Simonds, Mrs. Cifre and Mr. Krogh.

Henry Simonds, age 36, prior to joining the Company, from June 2019 to August 2023, Mr. Simonds was President at Asystem, Inc., a science forward supplement brand whose assets were acquired by Veritas Farms in August 2023. From April 2017 to May 2019, Mr. Simonds served as Co-Founder and advisor to Tyme Food, a plant-based food company based in New York. Previously, Mr. Simonds was the Global Head of Sustainability at Saatchi & Saatchi. Mr. Simonds holds a B.A. degree in Geography from Leeds University.

Marisa Cifre, age 29, was named Chief Revenue Officer of Veritas Farms in August 2023, and has served as Vice President of Sales & Marketing from July 2022 to August 2023, and served in various marketing roles since joining the Company in September 2019. Prior to joining the Company, Mrs. Cifre held various roles, including Marketing Specialist, for CereScan and CereHealth, a biotech company that specializes in state-of-the-art functional brain imaging used in clinical studies and a predictive analytics platform used to diagnose brain injuries or disorders. Mrs. Cifre holds a Master of Science degree in Marketing & Analytics with a concentration in Brand Strategy and a Bachelor of Science in Business Administration degree in Marketing from the University of Denver.

Thomas J. Krogh, age 32, was named Chief Operating Officer of Veritas Farms in August 2023, and has served as Vice President of Operations from July 2022 to August 2023, and previously served as Finance Manager since joining the Company in January 2020. Prior to joining the Company, Mr. Krogh held various roles, including Director of Finance for CBR International Corporation, a technical consulting group specializing in FDA representation, strategic program, process development & clinical program development for the biotechnology, pharmaceutical, and device industries worldwide. Mr. Krogh holds a Bachelor of Science in Business Administration degree in Finance from the University of Denver.

On August 25, 2023, the Company entered into a consulting agreement with Mr. Simonds. The consulting agreement is for an initial term of one year commencing on that date of the agreement. Mr. Simonds will receive $4,167 monthly for his service, and an award of 4,233,485 shares of restricted stock pursuant to the terms and conditions of the Veritas Farms, Inc. 2023 Equity Incentive Plan and subject to the further terms, conditions and restrictions contained in a separate agreement, titled “2023 Equity Incentive Plan Restricted Stock Award Agreement”. The restrictions will lapse ratably over one year on the subsequent anniversary of the issuance date subject to continuous service to the Company.

There are no family relationships between Mr. Simonds and any other director or executive officer of the Company. There are no understandings or arrangements between Mr. Simonds and any other person pursuant to which Mr. Simonds was appointed as a director of the Company. Mr. Simonds has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended (“Securities Act”).

Mr. Vickers a director of the Company since October 2020 and as Chairman of the Board since May 2021, Kuno D. van der Post a director of the Company since May 2021 and Gary A. Shangold a director of the Company since December 2022 will continue to serve in their respective roles.

Mrs. Cifre’s service as Chief Revenue Officer will provide for an annual base salary of $120,000, subject to periodic review for increases, and an award of 500,000 shares of restricted stock pursuant to the terms and conditions of the Veritas Farms, Inc. 2023 Equity Incentive Plan and subject to the further terms, conditions and restrictions contained in a separate agreement, titled “2023 Equity Incentive Plan Restricted Stock Award Agreement”. The restrictions will lapse ratably over three years on the subsequent three anniversaries of the issuance date subject to continuous service to the Company. Mrs. Cifre will be eligible to participate in the standard employee benefit plans generally available to executive employees of the Company, including health insurance, life and disability insurance, 2023 Stock Incentive Plan, 401(k) plan, and paid time off and paid holidays. The Company will also reimburse Mrs. Cifre for her documented business expenses incurred in connection with her employment pursuant to the Company’s standard reimbursement expense policy and practices. Subject to the Board of Director’s determination, Mrs. Cifre will also be eligible to receive an incentive performance bonus based upon the Company’s performance with respect to applicable performance targets as determined by the Board of Directors.

Mr. Krogh’s service as Chief Operating Officer will provide for an annual base salary of $120,000, subject to periodic review for increases, and an award of 500,000 shares of restricted stock pursuant to the terms and conditions of the Veritas Farms, Inc. 2023 Equity Incentive Plan and subject to the further terms, conditions and restrictions contained in a separate agreement, titled “2023 Equity Incentive Plan Restricted Stock Award Agreement”. The restrictions will lapse ratably over three years on the subsequent three anniversaries of the issuance date subject to continuous service to the Company. Mr. Krogh will be eligible to participate in the standard employee benefit plans generally available to executive employees of the Company, including health insurance, life and disability insurance, 2023 Stock Incentive Plan, 401(k) plan, and paid time off and paid holidays. The Company will also reimburse Mr. Krogh for his documented business expenses incurred in connection with his employment pursuant to the Company’s standard reimbursement expense policy and practices. Subject to the Board of Director’s determination, Mr. Krogh will also be eligible to receive an incentive performance bonus based upon the Company’s performance with respect to applicable performance targets as determined by the Board of Directors.

Mrs. Cifre and Mr. Krough are spouses, and Mrs. Cifre is the stepdaughter of Cornelis F. Wit, the trustee and grantor of the Cornelis F. Wit Revocable Living Trust, the largest stockholder of the Company. Otherwise, each of Mrs. Cifre and Mr. Krogh (a) has no family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, except that; and (b) is not a party to any related person transaction with the Company.

Director Independence

The Company’s Board of Directors has determined that each of our three non-employee, non-consultant directors, Mr. Vickers, Dr. van der Post and Dr. Shangold, are “independent” within the meaning of the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the listing standards of the Nasdaq Stock Market and the NYSE American. Moreover, our board of directors has determined that Mr. Vickers qualifies as an “audit committee financial expert” as the term is defined by the applicable rules and regulations of the SEC and the listing standards of the Nasdaq Stock Market and the NYSE American, based on his education and extensive financial and accounting experience as a principal financial officer, principal accounting officer and controller for 10 years.

Appointment of Committee Members

As of August 25, 2023, the following directors will serve as members of the following board committees:

Audit Committee:

Mr. Vickers, Chairman

Dr. Shangold

Compensation Committee:

Mr. Vickers, Chairman

Dr. van der Post

Nominating and Corporate Governance Committee:

Mr. Vickers, Chairman

Dr. van der Post

Dr. Shangold

Form of D&O Indemnification Agreement; Wit Indemnification Agreement

On August 30, 2023, the Company adopted a new form of Indemnification Agreement for directors and officers of the Company (the “D&O Indemnification Agreement”). The D&O Indemnification Agreement generally provides that the applicable director or executive officer will be indemnified by the Company to the maximum extent permitted by law, and will be entitled to advancement of defense costs, in connection with any event or occurrence relating to the fact that such person was an officer or director of the Company. The indemnification and other rights of an officer and director under such agreement are subject to customary covenants and limitations, including not having the right to indemnification for matters for which indemnification is not permitted by law.

On August 30, 2023, the Company entered into an Indemnification Agreement (the “Wit Indemnification Agreement”) with the Wit Trust. The Wit Indemnification Agreement provides that the Wit Trust will, from private funds, indemnify any director or executive officer of the Company from any claims or expenses relating to indemnifiable events (as defined in the D&O Indemnification Agreement) for which the Company is obligated to indemnify the director or executive officer but does not indemnify such officer or director. The obligations of the Wit Trust will survive for a period of two years after the date of the Wit Indemnification Agreement.

The foregoing descriptions in this report of the Wit Indemnification Agreement and D&O Indemnification Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements attached hereto as Exhibit 10.3 and Exhibit 10.4, respectively, which are incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

into this Item 3.02. The shares issued to Asystem were offered and sold in a transaction exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 25, 2023, the stockholder holding a majority of the voting securities of the Company (the “Majority Stockholder”) of Company, took action by written consent (“Written Consent”) in accordance with Article 1, Section 7 of the Company’s by-laws and Sections 78.320 and 78,390 of the Nevada Revised Statutes. As of such date, the Majority Stockholder held approximately 4,548,401, or approximately 10.9% of the Company’s issued and outstanding common stock (“Common Stock”), 3,635,000 shares, or approximately 90.9% of the Company’s issued and outstanding Series A Convertible Preferred Stock (the “Series A Preferred Stock”), and 1,000,000 shares, or 100% of the Company’s issued and outstanding Series B Convertible Preferred Stock (the “Series B Preferred Stock”). The foregoing described shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock held by the Majority Stockholder represented a majority of the votes entitled to be cast on the matters voted upon.

Pursuant to the Written Consent, and in lieu of the annual meeting of stockholders, the Majority Stockholder approved and re-elected all of the incumbent directors of the Company on the Board of Directors effective August 25, 2023.

Each incumbent director (a) has no family relationship with any other director or executive officer of the Company, and (b) is not a party to any related person transaction with the Company.

Item 7.01 Regulation FD Disclosure.

On August 28, 2023, the Company issued a press release announcing it having entered into the Asset Transfer Agreement. A copy of the press release is attached hereto as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, and including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in this Current Report on Form 8-K or in any subsequent filing under the Exchange Act or any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

As permitted by Item 9.01(a)(4), the Company will, if required, file the financial statements required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

As permitted by Item 9.01(b)(2), the Company will, if required, file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(d)	Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No	Description

10.1	Asset Transfer Agreement dated August 25, 2023
10.2	Consulting Agreement, dated August 25, 2023, between Veritas Farms, Inc. and Oliver Walsh
10.3	Indemnification Agreement dated August 30, 2023, between the Company and the Cornelis F. Wit Revocable Living Trust
10.4	Form of Indemnification Agreement for Directors and Officers
99.1*	Press Release dated August 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished but not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2023	VERITAS FARMS, INC.

	By:	/s/ Ramon A. Pino
Ramon A. Pino, Chief Financial Officer